United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 29, 2001
                                                           ------------


                         Canada Southern Petroleum Ltd.
          -------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


     Nova Scotia, Canada                  1-3793             98-0085412
------------------------------         ------------     -------------------
(State or other jurisdiction            (Commission        (IRS Employer
       of incorporation)               File Number)     Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741
                                                           --------------


                                 Not Applicable
                          -----------------------------
         (Former name or former address, if changed since last report.)

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.

Item 5.  Other Events

         Effective May 29, 2001, M. Anthony Ashton, a director of the Company since 1989, resigned his position as a director for personal reasons. Mr. Ashton, age 66, had retired as the Company's President and Chief Executive Officer on March 31, 2000. There were no disagreements between Mr. Ashton and the Company on any matter relating to the Company's operations, policies or practices.

                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CANADA SOUTHERN PETROLEUM LTD.
                                         (Registrant)



                                By  /s/ Ben A. Anderson
                                --------------------------------------
                                Ben A. Anderson
                                President


Date:  June 4, 2001